EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re: Tarragon Corporation	Case No. 09-10555 (DHS)
Reporting Period: 7/1/09 through 7/31/09

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

In preparing this monthly operating report, the Company has relied upon unaudited financial information and other analyses prepared by its accounting department.  The information and other data contained herein is deemed to be materially accurate, and is subject to certain timing and reclassification adjustments as more information becomes available.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Stephanie Buffington	Date: August 31, 2009
Signature of Authorized Individual

Stephanie Buffington	Director of Financial Reporting, Tarragon Corporation
Printed Name of Authorized Individual	Title of Authorized Individual

_______________
1Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
July 31, 2009

Unaudited – For Internal Use Only

	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
ASSETS
REAL ESTATE INVENTORY	$502,539	$-	$-	$-	$-

LAND	-
BUILDING IMPROVEMENTS	-
LESS: ACCUMULATED DEPRECIATION	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	11,045,007
RESTRICTED CASH	256,900
GOODWILL	1,222,893	1,469,450
ACCOUNTS RECEIVABLE BASE RENT	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	2,101,655	14,196
DUE FROM AFFILIATE	476,933,843
PREPAID EXPENSES	1,688,227
DEPOSITS AND OTHER ASSETS	5,029,211	20,403
INVESTMENTS IN SUBSIDIARIES	(274,931,003)		(81,734,815)	(85,246,578)	(33,675,526)
DEFERRED TAX ASSET	1,275,812
DEFERRED FINANCING EXPENSES	3,858,055

TOTAL ASSETS	$228,983,140	$1,504,048	$(81,734,815)	$(85,246,578)	$(33,675,526)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$174,077,231	$-	$-	$-	$-
ACCRUED INTEREST	7,530,047
ACCRUED PROPERTY TAXES	-
ACCOUNTS PAYABLE TRADE	2,206,031
DUE TO AFFILIATE	374,950,460
ACCOUNTS PAYABLE AND OTHER LIABILITIES	23,551,579	114,443
TENANT SECURITY DEPOSITS	-

TOTAL LIABILITIES	582,315,348	114,443	-	-	-

MINORITY INTEREST	-

SHAREHOLDERS' DEFICIT	(353,332,209)	1,389,605	(81,734,815)	(85,246,578)	(33,675,526)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$228,983,140	$1,504,048	$(81,734,815)	$(85,246,578)	$(33,675,526)

	(276,483,682)	RE of consolidated subs
	1,552,679	Investment in Keane Stud
	(274,931,003)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
July 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$-	$-	$-

LAND
BUILDING IMPROVEMENTS
LESS: ACCUMULATED DEPRECIATION

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS
RESTRICTED CASH
GOODWILL
ACCOUNTS RECEIVABLE BASE RENT
MISCELLANEOUS ACCOUNTS RECEIVABLE
DUE FROM AFFILIATE
PREPAID EXPENSES
DEPOSITS AND OTHER ASSETS
INVESTMENTS IN SUBSIDIARIES	(1,486,261)	14,770	(3,183)	(315,145)	(18,326,085)
DEFERRED TAX ASSET
DEFERRED FINANCING EXPENSES

TOTAL ASSETS	$(1,486,261)	$14,770	$(3,183)	$(315,145)	$(18,326,085)

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$-	$-	$-
ACCRUED INTEREST
ACCRUED PROPERTY TAXES
ACCOUNTS PAYABLE TRADE
DUE TO AFFILIATE
ACCOUNTS PAYABLE AND OTHER LIABILITIES
TENANT SECURITY DEPOSITS

TOTAL LIABILITIES	-	-	-	-	-

MINORITY INTEREST

SHAREHOLDERS' DEFICIT	(1,486,261)	14,770	(3,183)	(315,145)	(18,326,085)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$(1,486,261)	$14,770	$(3,183)	$(315,145)	$(18,326,085)

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
July 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$-	$5,537,535	$-	$3,209,352

LAND		-	-	10,009,124	-
BUILDING IMPROVEMENTS		-	-	21,468,129	-
LESS: ACCUMULATED DEPRECIATION		-	-	(2,293,010)	-

NET RENTAL REAL ESTATE	-	-	-	29,184,242	-

CASH AND CASH EQUIVALENTS		-	-	75,147	-
RESTRICTED CASH		-	-	119,719	-
GOODWILL		-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT		-	-	17,077	-
MISCELLANEOUS ACCOUNTS RECEIVABLE		-	-	-	-
DUE FROM AFFILIATE		1,553,514	-	-	-
PREPAID EXPENSES		-	611	160,848	605
DEPOSITS AND OTHER ASSETS		-	-	24,475	-
INVESTMENTS IN SUBSIDIARIES	(3,205)	-	-	-	-
DEFERRED TAX ASSET		-	-	-	-
DEFERRED FINANCING EXPENSES		-	-	-	-

TOTAL ASSETS	$(3,205)	$1,553,514	$5,538,146	$29,581,508	$3,209,957

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$-	$7,690,400	$41,458,495	$3,600,000
ACCRUED INTEREST		-	580,426	852,602	274,450
ACCRUED PROPERTY TAXES		1,869	68,161	186,179	-
ACCOUNTS PAYABLE TRADE		4,610	45,674	157,161	-
DUE TO AFFILIATE		-	37,906,936	3,724,421	9,437,924
ACCOUNTS PAYABLE AND OTHER LIABILITIES		70,000	2,944,852	1,188,398	280,927
TENANT SECURITY DEPOSITS		-	-	83,215	-

TOTAL LIABILITIES	-	76,480	49,236,449	47,650,471	13,593,300

MINORITY INTEREST		-	-	-	-

SHAREHOLDERS' DEFICIT	(3,205)	1,477,034	(43,698,304)	(18,068,963)	(10,383,343)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$(3,205)	$1,553,514	$5,538,146	$29,581,508	$3,209,957

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
July 31, 2009
(Continued)
Unaudited – For Internal Use Only

	The Park Development West, LLC	One Las Olas, Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$3,067,513	$4,556,038	$7,770,202	$258,610

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	-	75	-	75	1,008
RESTRICTED CASH	7,411	20,366	-	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	-	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	586,944	-	-	8,987,617
PREPAID EXPENSES	-	100,559	606	661	-
DEPOSITS AND OTHER ASSETS	-	1,121	36	4,943	35
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	21,237	-	-	-

TOTAL ASSETS	$7,411	$3,797,815	$4,556,680	$7,775,881	$9,247,270

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$-	$2,860,262	$3,900,000	$8,970,000	$-
ACCRUED INTEREST	-	234,202	296,024	1,342,430	-
ACCRUED PROPERTY TAXES	-	290,110	41,884	365,047	187,533
ACCOUNTS PAYABLE TRADE	144,020	17,683	5,496	7,703	23,970
DUE TO AFFILIATE	41,111,563	-	6,325,687	12,731,745	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	701,692	716,036	353,844	29,753	666,889
TENANT SECURITY DEPOSITS	-	-	-	-	-

TOTAL LIABILITIES	41,957,274	4,118,294	10,922,936	23,446,677	878,392

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(41,949,864)	(320,479)	(6,366,255)	(15,670,796)	8,368,878

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$7,411	$3,797,815	$4,556,680	$7,775,881	$9,247,270

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
July 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC	Vista Lakes Tarragon, LLC
ASSETS
REAL ESTATE INVENTORY	$-	$78,187,101	$-	$-	$-

LAND	-	-	-	-	-
BUILDING IMPROVEMENTS	-	-	-	-	-
LESS: ACCUMULATED DEPRECIATION	-	-	-	-	-

NET RENTAL REAL ESTATE	-	-	-	-	-

CASH AND CASH EQUIVALENTS	32,782	137,853	50,046	8,681	-
RESTRICTED CASH	-	288,478	-	-	-
GOODWILL	-	-	-	-	-
ACCOUNTS RECEIVABLE BASE RENT	-	8,468	-	-	-
MISCELLANEOUS ACCOUNTS RECEIVABLE	-	-	-	-	-
DUE FROM AFFILIATE	-	-	-	-	27,177,671
PREPAID EXPENSES	-	106,691	16,232	283	-
DEPOSITS AND OTHER ASSETS	-	9,248	-	-	-
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-
DEFERRED TAX ASSET	-	-	-	-	-
DEFERRED FINANCING EXPENSES	-	181,886	-	-	-

TOTAL ASSETS	$32,782	$78,919,725	$66,278	$8,964	$27,177,671

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$1,105,918	$66,793,680	$-	$-	$-
ACCRUED INTEREST	362,464	912,432	-	-	-
ACCRUED PROPERTY TAXES	-	-	-	-	-
ACCOUNTS PAYABLE TRADE	-	517,031	84,272	124,297	-
DUE TO AFFILIATE	2,596,630	8,126,714	7,878,426	5,052,743	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	414,738	3,866,660	44,300	17,372	-
TENANT SECURITY DEPOSITS	-	189,469	-	-	-

TOTAL LIABILITIES	4,479,750	80,405,986	8,006,999	5,194,412	-

MINORITY INTEREST	-	-	-	-	-

SHAREHOLDERS' DEFICIT	(4,446,968)	(1,486,261)	(7,940,720)	(5,185,447)	27,177,671

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$32,782	$78,919,725	$66,278	$8,964	$27,177,671

TARRAGON CORPORATION
CONSOLIDATING BALANCE SHEET
July 31, 2009
(Continued)
Unaudited – For Internal Use Only

	Non Filing Entities Combined	Eliminations	Total
ASSETS
REAL ESTATE INVENTORY	$50,421,746	$6,073,707	$159,584,343

LAND	71,198,168		81,207,292
BUILDING IMPROVEMENTS	441,118,861	3,324	462,590,313
LESS: ACCUMULATED DEPRECIATION	(121,617,675)		(123,910,685)

NET RENTAL REAL ESTATE	390,699,355	3,324	419,886,921

CASH AND CASH EQUIVALENTS	241,597	(27,132)	11,565,140
RESTRICTED CASH	13,569,307	27,132	14,289,313
GOODWILL	-		2,692,343
ACCOUNTS RECEIVABLE BASE RENT	288,913		314,458
MISCELLANEOUS ACCOUNTS RECEIVABLE	94,294	(12,351)	2,197,795
DUE FROM AFFILIATE	116,470,925	(631,710,514)	-
PREPAID EXPENSES	3,958,672	(1,795)	6,032,201
DEPOSITS AND OTHER ASSETS	927,049	(20,403)	5,996,116
INVESTMENTS IN SUBSIDIARIES	-	497,259,710	1,552,679
DEFERRED TAX ASSET	-		1,275,812
DEFERRED FINANCING EXPENSES	4,668,780		8,729,958

TOTAL ASSETS	$581,340,637	$(128,408,321)	$634,117,078

LIABILITIES AND SHAREHOLDERS' DEFICIT
LIABILITIES:
MORTGAGE NOTES PAYABLE	$584,931,503	$-	$895,387,489
ACCRUED INTEREST	6,880,419		19,265,495
ACCRUED PROPERTY TAXES	3,305,206	693,397	5,139,385
ACCOUNTS PAYABLE TRADE	675,977	8	4,013,936
DUE TO AFFILIATE	63,747,862	(573,591,112)	-
ACCOUNTS PAYABLE AND OTHER LIABILITIES	13,530,142	(813,972)	47,677,653
TENANT SECURITY DEPOSITS	2,291,067	6,123	2,569,874

TOTAL LIABILITIES	675,362,175	(573,705,555)	974,053,832

MINORITY INTEREST	-	13,395,452	13,395,452

SHAREHOLDERS' DEFICIT	(94,021,538)	431,901,781	(353,332,206)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$581,340,637	$(128,408,321)	$634,117,078

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Seven Months Ended July 31, 2009

Unaudited - For Internal Use Only

	Tarragon Corporation	Tarragon Management Inc	Tarragon South Development Corporation	Tarragon Development Corporation	Tarragon Development Company LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other	130,237	577,561

Total revenue	130,237	577,561	-	-	-

Expenses:
Cost of sales	-	-
Property operations	-	-
Depreciation	-	14,142
Provision for losses	1,400,000	-
Impairment charges	-	-
General and administrative	13,623,676	701,068

Total expenses	15,023,676	715,210	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries	(80,638,048)	-
Minority interest income of partnerships and joint ventures	-	-
Interest income	174,119	-
Interest expense	(4,747,131)	-
Gain (loss) on extinguishment of debt	-	-
Gain (loss) on debt restructuring	-	-
Gain (loss) on transfer of assets	-	-
Gain (loss) on sale of real estate	-	-
Litigation, settlements, and other claims	3,380,719	-

Total other income and (expenses)	(81,830,342)	-	-	-	-

Income tax expense	(28,413)	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$(96,752,193)	$(137,648)	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Seven Months Ended July 31, 2009
(Continued)
Unaudited - For Internal Use Only

	Block 88 Development, LLC	Charleston Tarragon Manager, LLC	MSCP, Inc.	Tarragon Stratford, Inc.	TDC Hanover Holdings, LLC
Revenue:
Sales	$-	$-	$-	$-	$-
Rental and other

Total revenue	-	-	-	-	-

Expenses:
Cost of sales
Property operations
Depreciation
Provision for losses
Impairment charges
General and administrative

Total expenses	-	-	-	-	-

Other income and (expenses):
Equity in loss of subsidiaries
Minority interest income of partnerships and joint ventures
Interest income
Interest expense
Gain (loss) on extinguishment of debt
Gain (loss) on debt restructuring
Gain (loss) on transfer of assets
Gain (loss) on sale of real estate
Litigation, settlements, and other claims

Total other income and (expenses)	-	-	-	-	-

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$-	$-	$-	$-

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Seven Months Ended July 31, 2009
(Continued)
Unaudited - For Internal Use Only

	Omni Equities Corporation	Fenwick Plantation Tarragon, LLC	Orion Towers Tarragon, LLP	Bermuda Island Tarragon LLC	The Park Development East, LLC
Revenue:
Sales	$-	$89,900	$-	$-	$-
Rental and other		-	-	2,028,330	-

Total revenue	-	89,900	-	2,028,330	-

Expenses:
Cost of sales		84,166	-	-	-
Property operations		26,793	86,448	1,037,925	135,059
Depreciation		-	-	334,598	-
Provision for losses		-	-	-	-
Impairment charges		-	12,922,862	-	-
General and administrative		741	325	6,178	691,936

Total expenses	-	111,700	13,009,635	1,378,702	826,994

Other income and (expenses):
Equity in loss of subsidiaries		-	-	-	-
Minority interest income of partnerships and joint ventures		-	-	-	-
Interest income		-	-	-	-
Interest expense		-	(381,721)	(931,272)	(270,705)
Gain (loss) on extinguishment of debt		-	-	-	-
Gain (loss) on debt restructuring
Gain (loss) on transfer of assets		-	-	-	-
Gain (loss) on sale of real estate		-	-	-	-
Litigation, settlements, and other claims		-	-	-	-

Total other income and (expenses)	-	-	(381,721)	(931,272)	(270,705)

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$-	$(21,800)	$(13,391,355)	$(281,644)	$(1,097,700)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Seven Months Ended July 31, 2009
(Continued)
Unaudited - For Internal Use Only

	The Park Development West, LLC	One Las Olas Ltd.	900 Monroe Development, LLC	Central Square Tarragon LLC	Tarragon Edgewater Associates, LLC
Revenue:
Sales	$18,900,400	$169,340	$-	$-	$891,477
Rental and other	-	-	-	5,709	-

Total revenue	18,900,400	169,340	-	5,709	891,477

Expenses:
Cost of sales	18,252,356	5,179,744	-	-	1,014,461
Property operations	109,128	160,781	-	135,434	(123,374)
Depreciation	-	-	-	-	-
Provision for losses	-	-	-	-	-
Impairment charges	-	-	6,366,255	-	-
General and administrative	99,790	161,911	-	49,199	6,322

Total expenses	18,461,274	5,502,436	6,366,255	184,633	897,409

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	-	-
Interest income	-	-	-	-	-
Interest expense	43,634	(229,194)	-	(1,347,540)	-
Gain (loss) on extinguishment of debt	613,681	-	-	-	-
Gain (loss) on debt restructuring
Gain (loss) on transfer of assets	-	-	-	-	-
Gain (loss) on sale of real estate	-	-	-	-	-
Litigation, settlements, and other claims	-	-	-	-	-

Total other income and (expenses)	657,315	(229,194)	-	(1,347,540)	-

Income tax expense	-	-	-	-	-

Discontinued operations	-	-	-	-	-

Net income (loss)	$1,096,441	$(5,562,290)	$(6,366,255)	$(1,526,464)	$(5,932)

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Seven Months Ended July 31, 2009
(Continued)
Unaudited - For Internal Use Only

	Orlando Central Park Tarragon, L.L.C.	800 Madison Street Urban Renewal, LLC	Murfreesboro Gateway Properties, LLC	Tarragon Stonecrest LLC
Revenue:
Sales	$-	$-	$-	$-
Rental and other	106,227	841,071	1,457,334	88,437

Total revenue	106,227	841,071	1,457,334	88,437

Expenses:
Cost of sales	-	-	-	-
Property operations	319,248	908,638	528,818	48,600
Depreciation	72,479	-	311,286	1,007
Provision for losses	-	-	-	-
Impairment charges	-	-	-	-
General and administrative	10,400	132,771	6,829	75,009

Total expenses	402,127	1,041,409	846,933	124,616

Other income and (expenses):
Equity in loss of subsidiaries	-	-	-	-
Minority interest income of partnerships and joint ventures	-	-	-	-
Interest income	-	-	-	-
Interest expense	(241,001)	(1,279,683)	(764,347)	(184,453)
Gain (loss) on extinguishment of debt	-	-	(8,992)	-
Gain (loss) on debt restructuring	-	-	3,018,249	965,601
Gain (loss) on transfer of assets	-	-	(6,728,546)	213,655
Gain (loss) on sale of real estate	(678,975)	-	-	-
Litigation, settlements, and other claims	-	-	-	-

Total other income and (expenses)	(919,976)	(1,279,683)	(4,483,635)	994,803

Income tax expense	-	-	-	-

Discontinued operations	-	-	-	-

Net income (loss)	$(1,215,877)	$(1,480,021)	$(3,873,234)	$958,624

TARRAGON CORPORATION
CONSOLIDATING INCOME STATEMENT
For the Seven Months Ended July 31, 2009
(Continued)
Unaudited - For Internal Use Only

	Non-Filing Entities Combined	Eliminations	Disc Ops Reclass	Total
Revenue:
Sales	$3,651,740	$-	$-	$23,702,857
Rental and other	43,409,324	(533,608)	(29,155)	48,081,467

Total revenue	47,061,064	(533,608)	(29,155)	71,784,324

Expenses:
Cost of sales	3,663,016	-	-	28,193,744
Property operations	23,525,221	-	(116,178)	26,782,540
Depreciation	7,661,209	(14,142)	-	8,380,580
Provision for losses	-	-	-	1,400,000
Impairment charges	56,748,241	1,678,513	-	77,715,872
General and administrative	1,601,657	697,243	-	17,865,054

Total expenses	93,199,344	2,391,614	(116,178)	160,337,788

Other income and (expenses):
Equity in loss of subsidiaries	-	73,521,475	-	(7,116,573)
Minority interest income of partnerships and joint ventures	341,623	-	-	341,623
Interest income	117	-	-	174,236
Interest expense	(21,265,184)		11,875	(31,586,722)
Gain (loss) on extinguishment of debt	(136,454)	-	123,888	592,123
Gain (loss) on debt restructuring	18,002,399	-	-	21,986,249
Gain (loss) on transfer of assets	-	-	-	(6,514,891)
Gain (loss) on sale of real estate	1,462,886	-	(1,462,886)	(678,976)
Litigation, settlements, and other claims	-	-	-	3,380,719

Total other income and (expenses)	(1,594,613)	73,521,475	(1,327,123)	(19,422,212)

Income tax expense	-	-	-	(28,413)

Discontinued operations	-	-	1,240,100	1,240,100

Net income (loss)	$(47,732,893)	$70,626,253	$-	$(106,763,989)

TARRAGON CORPORATION
CASH FLOW FOR JULY 2009

	Cash Balance			Payroll	Intercompany	Cash Balance
	6/30/09	Receipts	Disbursements	Disbursements	Transfers	7/31/09

Tarragon Corporation	$10,183,819	$4,288,705	$(3,520,281)	$(1,254,463)	$1,347,227	$11,045,007
Tarragon Management Inc.	-		(73,541)	-	73,541	-

Filing entities:
Rentals:
Aldridge Apartments	464,065	-	(311,360)	-	(102,659)	50,046
Stonecrest Apartments	32,411	-	(22,720)	-	(1,010)	8,681
Orlando Central Park	32,781	-	-	-	-	32,781
Bermuda Island	746,486	313,860	(939,538)	-	(45,661)	75,147
800 Madison	193,863	387,409	(443,419)	-	-	137,853

Condo developments:
One Hudson Park	1,008	-	-	-	-	1,008
Las Olas River House	75	-	-	-	-	75
Twelve Oaks at Fenwick Plantation	-	-	-	-	-	-
Trio West	-	-	-	-	-	-

Land:
Central Square	75	-	-	-	-	75
Central Park at Lee Vista	-	-	-	-	-	-
Trio East	-	-	-	-	-	-
River Oaks	-	-	-	-	-	-
900 Monroe	-	-	-	-	-	-

Non-filing entities and eliminations	147,381	1,452,892	(114,368)	-	(1,271,438)	214,467
Total Company	$11,801,964	$6,442,866	$(5,425,227)	$(1,254,463)	$-	$11,565,140

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Seven Months Ended July 31, 2009

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	6/30/2009			7/31/2009	6/30/2009			7/31/2009	6/30/2009	7/31/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Filing Entities
Las Olas River House	$16,795,884	$25,862	$0	$16,821,746	$(16,795,884)	$0	$48,716	$(16,844,600)	$0	$(22,854)
One Hudson Park	(9,023,506)	35,530	0	(8,987,976)	9,023,490	0	35,873	8,987,617	(16)	(359)
Orlando Central Park	2,541,092	10,400	0	2,551,492	(2,586,230)	0	10,400	(2,596,630)	(45,138)	(45,138)
Block 88-TRI	14,501,548	3,324	15,496	14,489,376	(14,501,547)	15,496	3,324	(14,489,376)	0	0
Twelve Oaks at Fenwick Plantation	(2,662,175)	1,857	1,857	(2,662,175)	2,574,095	1,857	1,857	2,574,095	(88,080)	(88,080)
Trio East	9,437,599	325	0	9,437,924	(9,437,599)	0	325	(9,437,924)	0	0
Trio West	41,416,234	27,115	309,266	41,134,083	(41,395,621)	309,266	25,209	(41,111,564)	20,613	22,519
Aldridge Apartments	7,898,790	0	22,500	7,876,290	(7,900,926)	384,927	362,427	(7,878,426)	(2,136)	(2,136)
Stonecrest Apartments	4,952,714	100,000	0	5,052,714	(4,952,743)	23,250	123,250	(5,052,743)	(29)	(29)
Central Square	12,709,260	21,766	0	12,731,026	(12,709,260)	0	22,485	(12,731,745)	0	(719)
Orion Towers	44,234,083	135,643	325	44,369,401	(44,368,458)	325	1,268	(44,369,401)	(134,375)	0
Bermuda Island	3,741,935	0	11,110	3,730,825	(3,735,531)	11,110	0	(3,724,421)	6,404	6,404
900 Monroe	8,003,876	325	0	8,004,201	(8,003,876)	0	325	(8,004,201)	0	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Seven Months Ended July 31, 2009
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	6/30/2009			7/31/2009	6/30/2009			7/31/2009	6/30/2009	7/31/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Non Filing Entities
Topside Property	0	1,038,466	0	1,038,466	0	0	722,522	(722,522)	0	315,944
Sold Property Expenses	(816,295)	1,925,898	8,833	1,100,770	816,295	8,833	1,925,898	(1,100,770)	0	0
301 Route 17 (aka Meadows)	3,301	0	0	3,301	0	0	0	0	3,301	3,301
Ansonia	49,861,096	5,511,924	3,324,068	52,048,952	(49,861,096)	3,258,167	5,446,023	(52,048,952)	0	0
Ansonia - Consolidations	(11,143,776)	0	0	(11,143,776)	11,143,776	0	0	11,143,776	0	0
Sold Property Expenses For Sale Props	1,074,463	1,940	711	1,075,692	(1,074,463)	711	1,940	(1,075,692)	0	0
Sold Property Expenses Cont Ops	18,560	1,364	325	19,599	(18,560)	325	1,364	(19,599)	0	0
290 Veterans	(660,282)	0	0	(660,282)	660,282	0	0	660,282	0	0
390 Capitol Ave.	5,047,975	0	184	5,047,791	(5,047,975)	184	0	(5,047,791)	0	0
Forest Park Apartments	(716,190)	0	0	(716,190)	716,190	0	0	716,190	0	0
Uptown Village - Commercial	1,486	1,107	0	2,593	0	0	0	0	1,486	2,593
Uptown Village - For Sale	9,601,272	0	0	9,601,272	(9,602,848)	0	1,359	(9,604,207)	(1,576)	(2,935)
Mirabella	16,635,332	17,947	108,575	16,544,704	(16,623,346)	124,706	37,390	(16,536,030)	11,986	8,674
Alta Mar	(4,914,526)	264,923	48,321	(4,697,924)	4,876,009	48,321	227,039	4,697,291	(38,517)	(633)
Cobblestone at Eagle Harbor	1,490,531	0	18,862	1,471,669	(1,417,741)	15,621	0	(1,402,120)	72,790	69,549
Vintage at the Grove	12,628,392	612,256	427,876	12,812,772	(12,704,288)	538,892	704,081	(12,869,477)	(75,896)	(56,705)
Tradition at Palm Aire	23,158,898	0	153,565	23,005,333	(23,158,865)	192,104	38,539	(23,005,300)	33	33
Merritt Stratford	2,214,516	650	0	2,215,166	(2,214,516)	0	650	(2,215,166)	0	0
The Exchange	29,527,668	0	0	29,527,668	(29,527,070)	0	0	(29,527,070)	598	598
Villas at 7 Dwarfs	(6,400,574)	3,226	257,789	(6,655,137)	6,399,330	257,789	3,013	6,654,106	(1,244)	(1,031)
Villa Tuscany	(500,973)	0	0	(500,973)	500,973	0	0	500,973	0	0
Montreux at Deerwood Lake	(3,204,435)	0	0	(3,204,435)	3,204,435	0	0	3,204,435	0	0
Vintage at Abacoa	(23,677,335)	0	0	(23,677,335)	23,438,359	0	0	23,438,359	(238,976)	(238,976)

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Seven Months Ended July 31, 2009
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	6/30/2009			7/31/2009	6/30/2009			7/31/2009	6/30/2009	7/31/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

1100 Adams	(7,551,682)	0	0	(7,551,682)	7,551,682	0	0	7,551,682	0	0
1118 Adams	4,712,174	37,859	4,379	4,745,654	(4,673,360)	4,379	37,859	(4,706,840)	38,814	38,814
1118 Adams Parking, Inc.	98,858	7,583	5,910	100,531	(99,646)	11,525	7,583	(95,704)	(788)	4,827
1118 Adams Parking - Eliminations	(230,680)	0	7,583	(238,263)	230,680	7,583	0	238,623	0	0
20 North Water Street	9,700,090	33,260	2,800	9,730,550	(9,700,090)	2,800	33,260	(9,730,550)	0	0
Southampton Pointe	(2,191,826)	0	0	(2,191,826)	2,165,594	0	0	2,165,594	(26,232)	(26,232)
200 Fountain Apartment Homes	603,260	0	0	603,260	(603,260)	0	0	(603,260)	0	0
Aventerra	66,946	165,625	156,568	76,003	(86,052)	230,194	220,526	(76,384)	(19,106)	(381)
River City Landing	2,167,195	0	0	2,167,195	(2,167,195)	0	0	(2,167,195)	0	0
Desert Winds/Silver Creek	(12,023,664)	0	0	(12,023,664)	12,017,074	0	0	12,017,074	(6,590)	(6,590)
Vintage at Legacy-Phase I	2,694,294	0	0	2,694,294	(2,694,294)	0	0	(2,694,294)	0	0
Heather Hill	3,249,173	0	0	3,249,173	(3,249,173)	0	0	(3,249,173)	0	0
278 Main Street	(23,198)	0	0	(23,198)	23,198	0	0	23,198	0	0
Lofts at the Mills	403,328	0	0	403,328	(403,328)	0	0	(403,328)	0	0
Mariner's Point	5,763,795	0	0	5,763,795	(5,763,795)	0	0	(5,763,795)	0	0
Rutherford - 290 Veterans	(106,494)	0	0	(106,494)	106,494	0	0	106,494	0	0
Block 99/102	(24,567,529)	0	0	(24,567,529)	24,567,529	0	0	24,567,529	0	0
Gables Floresta	(18,082)	0	0	(18,082)	0	0	0	0	(18,082)	(18,082)
Northgate	12,934,714	0	0	12,934,714	(12,934,714)	0	0	(12,934,714)	0	0
Ballantrae	1,982,579	0	0	1,982,579	(1,982,579)	0	0	(1,982,579)	0	0
Merritt 8 Corporate Park	(1,961,521)	0	0	(1,961,521)	1,974,842	0	0	1,974,842	13,321	13,321
Mohegan Hill	53,600,219	1,038	9,307	53,591,950	(53,600,219)	9,307	1,038	(53,591,950)	0	0
Mustang Creek	(327,265)	123,932	108,414	(311,747)	294,884	189,455	195,143	289,196	(32,381)	(22,551)
The Hamptons	(4,165,920)	13,355	638	(4,153,203)	4,165,920	638	13,355	4,153,203	0	0
Woodcreek - FL	(11,813,823)	184,264	174,988	(11,804,547)	11,774,931	196,103	178,610	11,792,424	(38,892)	(12,123)
Vintage at Plantation Bay	(1,042,489)	0	0	(1,042,489)	1,042,489	0	0	1,042,489	0	0

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Seven Months Ended July 31, 2009
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	6/30/2009			7/31/2009	6/30/2009			7/31/2009	6/30/2009	7/31/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Oxford Place	(10,033,309)	0	0	(10,033,309)	10,070,271	0	0	10,070,271	36,962	36,962
11 Mt Pleasant	18,376,097	325	0	18,376,422	(18,376,047)	0	1,075	(18,377,122)	50	(700)
French Villa	(2,845,584)	0	0	(2,845,584)	2,852,018	0	0	2,852,018	6,434	6,434
Southern Elms	(1,209,354)	54,256	51,754	(1,206,852)	1,206,501	60,699	58,724	1,208,476	(2,853)	1,624
Park Dale Gardens	(1,699,459)	0	0	(1,699,459)	1,674,574	0	0	1,674,574	(24,885)	(24,885)
Creekwood Village	(6,896,287)	0	0	(6,896,287)	6,897,468	0	0	6,897,468	1,181	1,181
Summit on the Lake	(2,463,189)	106,804	125,117	(2,481,502)	2,476,209	156,371	144,249	2,488,331	13,020	6,829
Warwick Grove	(2,365,057)	0	0	(2,365,057)	2,365,057	0	0	2,365,057	0	0
Bishops Court	(12,127,641)	0	0	(12,127,641)	12,127,641	0	0	12,127,641	0	0
Harbor Green	(8,024,301)	22,827	670,855	(8,672,329)	7,983,177	667,089	19,061	8,631,205	(41,124)	(41,124)
Vintage at Madison Crossing	512,712	0	0	512,712	(512,712)	0	0	(512,712)	0	0
The Bordeaux	159,224	0	0	159,224	(159,224)	0	0	(159,224)	0	0
Block 102 (Comm Ctr)	3,123,602	0	0	3,123,602	(3,123,602)	0	0	(3,123,602)	0	0
Block 106	9,114,260	6,905	0	9,121,165	(9,117,056)	0	6,199	(9,123,255)	(2,796)	(2,090)
Block 114	1,730,526	5,455	0	1,735,981	(1,735,981)	0	0	(1,735,981)	(5,455)	0
Block 104	(351,389)	12,065	2,083	(341,407)	343,383	2,083	4,276	341,190	(8,006)	(217)
Block 144	4,320,254	0	0	4,320,254	(4,320,263)	0	0	(4,320,263)	(9)	(9)
Block 112(MWH)	11,853,525	880	0	11,854,405	(11,853,588)	0	1,512	(11,855,100)	(63)	(695)
Hoboken Cinema	1,490,337	0	0	1,490,337	(1,490,337)	0	0	(1,490,337)	0	0
Autumn Ridge	(4,210,583)	54,633	134,466	(4,290,416)	4,215,099	139,881	63,198	4,291,782	4,516	1,366
Dogwood Hills	(1,944,330)	41,199	71,118	(1,974,249)	1,933,939	75,407	47,402	1,961,944	(10,391)	(12,305)
Groton Towers	(4,522,113)	80,714	168,826	(4,610,225)	4,522,005	176,187	92,854	4,605,338	(108)	(4,887)
Gull Harbor	(1,565,780)	47,857	48,074	(1,565,997)	1,574,448	53,415	56,731	1,571,132	8,668	5,135
Hamden Center	(2,598,959)	53,315	90,123	(2,635,767)	2,601,089	96,355	62,461	2,634,983	2,130	(784)
Lakeview	(2,679,292)	92,607	99,450	(2,686,135)	2,669,782	106,837	103,319	2,673,300	(9,510)	(12,835)
Nutmeg Woods	(11,433,466)	261,340	533,037	(11,705,163)	11,455,535	563,975	307,633	11,711,877	22,069	6,714
Ocean Beach	(12,788,630)	258,358	505,633	(13,035,905)	12,807,743	542,993	313,525	13,037,211	19,113	1,306
Parkview	(5,717,105)	106,887	219,659	(5,829,877)	5,753,331	233,482	125,858	5,860,955	36,226	31,078

TARRAGON CORPORATION
ROLLFORWARD OF INTERCOMPANY ACCOUNTS
For the Seven Months Ended July 31, 2009
(Continued)

	TARRAGON CORP BOOKS				PROPERTY LEVEL BOOKS
	FUND LEVEL ACCOUNTS				PROPERTY LEVEL ACCOUNTS
	6/30/2009			7/31/2009	6/30/2009			7/31/2009	6/30/2009	7/31/2009
	IC			IC	IC			IC	Timing	Timing
	Balance	Debits	Credits	Balance	Balance	Debits	Credits	Balance	Diff	Diff

CONSOLIDATED PROPERTIES

Sagamore	(3,784,037)	147,829	231,255	(3,867,463)	3,795,125	246,811	170,933	3,871,003	11,088	3,540
Woodcliff	(19,603,501)	385,674	538,983	(19,756,810)	19,591,821	578,160	424,851	19,745,130	(11,680)	(11,680)
200 Fountain	2,315,177	149,384	256,244	2,208,317	(2,299,976)	267,358	166,683	(2,199,301)	15,201	9,016
278 Main	418,061	93,412	132,874	378,599	(414,337)	141,581	105,843	(378,599)	3,724	0
Club at Danforth	(10,664,628)	212,309	315,718	(10,768,037)	10,730,326	335,369	231,960	10,833,735	65,698	65,698
Forest Park	(3,973,958)	106,766	195,947	(4,063,139)	3,961,805	207,232	118,051	4,050,986	(12,153)	(12,153)
Heather Hill	(25,285,356)	349,418	483,811	(25,419,749)	25,360,209	478,097	343,922	25,494,384	74,853	74,635
Liberty Building	(5,984,206)	157,363	197,638	(6,024,481)	5,857,500	216,778	183,999	5,890,279	(126,706)	(134,202)
Links at Georgetown	(8,662,941)	245,365	364,370	(8,781,946)	8,839,544	389,333	270,328	8,958,549	176,603	176,603
Lofts at the Mills	3,961,008	378,669	444,712	3,894,965	(3,963,641)	476,385	411,349	(3,898,605)	(2,633)	(3,640)
River City	(6,193,109)	186,509	221,880	(6,228,480)	6,205,192	254,893	219,521	6,240,564	12,083	12,084
Villa Tuscany	(16,082,660)	0	0	(16,082,660)	15,972,034	0	0	15,972,034	(110,626)	(110,626)
Vintage at Legacy	(3,664,306)	172,491	334,172	(3,825,987)	3,679,503	532,925	371,244	3,841,184	15,197	15,197
Vintage at Madison	(3,274,122)	122,535	175,404	(3,326,991)	3,280,307	200,192	146,302	3,334,197	6,185	7,206
Vintage at the Parke	(3,792,691)	177,166	215,327	(3,830,852)	3,666,357	215,205	174,226	3,707,336	(126,334)	(123,516)
Vintage at Plantation	(8,364,129)	183,536	235,562	(8,416,155)	8,428,235	252,580	200,554	8,480,261	64,106	64,106
Mariner Plaza	(4,263,953)	0	0	(4,263,953)	4,260,662	0	0	4,260,662	(3,291)	(3,291)
Midway Mills Crossing	(4,329,953)	0	0	(4,329,953)	4,361,852	0	0	4,361,852	31,899	31,899
Paradigm Loan 390 Cap Mariners Merritt S	(4,303,241)	0	0	(4,303,241)	4,303,241	0	0	4,303,241	0	0
Shortfall Note	(13,831,500)	0	1,925,446	(15,756,946)	13,831,500	1,925,446	0	15,756,946	0	0
	$101,569,554	$14,583,617	$14,169,788	$101,983,383	$(102,039,879)	$15,436,987	$15,380,494	$(101,983,386)	$(470,325)	$(3)

TARRAGON CORPORATION
Cash Reconciliation
Signature Master
Account XXXXXX0540
July 31, 2009
GL Acct # 13383

	Bank Balance 07/31/09		3,120,544.91
	Add: Reconciling Items		0.00
	Less: O/S Checks/Wires/Achs		0.00
	Less: Check charges		0.00
	Add: Void checks		0.00
	Less: Misc Diff		0.00
	Book Balance 07/31/09		3,120,544.91

DATE	Outstanding Checks:	CK #	Amount

		Total	0.00

TARRAGON CORPORATION
For the Month Ended July 31, 2009

ACCOUNT	BATCH # JE #	INVOICE # CHECK #	REF	DESCRIPTION	DATE	DEBITS	CREDITS	BALANCE

X-XXX-XXX83-99				TRI Inv Div Fund Level TRI Fund Level
				Opening Balance 07/01/09				2,138,697.80
	JRNL00076397	HK-070109		HOLLAND & KNIGHT LLP	07/08/09		24,957.84
	JRNL00076397	COLE-070109		COLE, SCHOTZ, MEISEL, FORMAN & LEONARD	07/08/09		141,290.54
	JRNL00076397	BDO-070109		BDO SEIDMAN LLP	07/08/09		36,316.80
	JRNL00076685	10016256		GRAY ROBINSON PA	07/24/09		2,977.76
	JRNL00076685	10016254		GRAY ROBINSON PA	07/24/09		91.24
	JRNL00076685	10016345		GRAY ROBINSON PA	07/24/09		274.00
	JRNL00076686	10016344		GRAY ROBINSON PA	07/24/09		578.20
	JRNL00076686	10016255		GRAY ROBINSON PA	07/24/09		2,478.70
	JRNL00076685	10016341		GRAY ROBINSON PA	07/24/09		84,825.42
	JRNL00076685	10014853		GRAY ROBINSON PA	07/24/09		787.40
	JRNL00076685	10016763		GRAY ROBINSON PA	07/24/09		6,487.11
	JRNL00076685	10016342		GRAY ROBINSON PA	07/24/09		2,763.00
	JRNL00076685	10016346		GRAY ROBINSON PA	07/24/09		1,768.30
	JRNL00076685	10016343		GRAY ROBINSON PA	07/24/09		961.36
	JRNL00076761	07/30/09	LG	*Transfer to Sig Master	07/25/09	515,000.00
	JRNL00076760	07/23/09	LG	*xfer to Master Acct	07/25/09	3,000,000.00
	JRNL00076691	07/23/09	LG	REC SIGNATURE MASTER TRF 7/23	07/25/09		41,099.20
	JRNL00076691	07/23/09	LG	REC SIGNATURE MASTER DEP 7/23	07/25/09	5,888.04
	JRNL00076690	07/22/09	LG	REC SIGNATURE MASTER TRF 07/22	07/25/09		560,934.36
	JRNL00076706	07/27/09	LG	REC SIGNATURE MASTER DEP 07/27	07/25/09	47,253.43
	JRNL00076709	07/24/09	LG	REC SIGNATURE MASTER TRF 07/24	07/25/09		44,800.60
	JRNL00076709	07/24/09	LG	REC SIGNATURE MASTER DEP 07/24	07/25/09	3,374.09
	JRNL00076706	07/27/09	LG	REC SIGNATURE MASTER TRF 07/27	07/25/09		249,100.81
	JRNL00076660	07/20/09	LG	REC SIGNATURE MASTER TRF 07/20	07/25/09		9,521.02
	JRNL00076660	07/20/09	LG	REC SIGNATURE MASTER DEP 07/20	07/25/09	59,510.00
	JRNL00076653	07/17/09	LG	REC SIGNATURE MASTER TRF 07/17	07/25/09		24,851.51
	JRNL00076662	07/21/09	LG	REC SIGNATURE MASTER DEP 07/21	07/25/09	105,580.88
	JRNL00076690	07/22/09	LG	REC SIGNATURE MASTER DEP 07/22	07/25/09	323,534.83
	JRNL00076662	07/21/09	LG	Gray Robinson May Invoices	07/25/09	103,992.49
	JRNL00076662	07/21/09	LG	REC SIGNATURE MASTER TRF 07/21	07/25/09		141,169.07
	JRNL00076766	07/31/09	LG	REC SIGNATURE MASTER TRF 07/31	07/25/09		12,646.13
	JRNL00076766	07/31/09	LG	REC SIGNATURE MASTER DEP 07/31	07/25/09	105,409.60
	JRNL00076764	07/30/09	LG	June invoices - Cole Scholtz	07/25/09	162,749.50
	JRNL00076860		LG	REC PAC WEST DISBURSEMENTS FUNDED - Sign	07/25/09		391,585.69

TARRAGON CORPORATION
For the Month Ended July 31, 2009
(Continued)

ACCOUNT	BATCH # JE #	INVOICE # CHECK #	REF	DESCRIPTION	DATE	DEBITS	CREDITS	BALANCE

	JRNL00076884		LG	TMI AP DISB - DIP TMI - Signature	07/25/09		175,952.39
	JRNL00076884		LG	TMI AP DISB - TTL TMI - Signature	07/25/09		514,627.41
	JRNL00076865	JULY 09	LG	REC SIGNATURE T/F MASTER HB DISB	07/25/09		375,166.89
	JRNL00076740	07/29/09	LG	REC SIGNATURE MASTER DEP 07/29	07/25/09	140,576.90
	JRNL00076713	07/28/09	LG	REC SIGNATURE MASTER TRF 07/28	07/25/09		68,460.94
	JRNL00076713	07/28/09	LG	REC SIGNATURE MASTER DEP0 7/28	07/25/09	46,789.20
	JRNL00076740	07/29/09	LG	REC SIGNATURE MASTER TRF 07/29	07/25/09		44,774.35
	JRNL00076764	07/30/09	LG	June invoices- BDO Seidman	07/25/09	91,558.40
	JRNL00076764	07/30/09	LG	REC SIGNATURE MASTER TRF 07/30	07/25/09		293,382.62
	JRNL00076764	07/30/09	LG	REC SIGNATURE MASTER DEP 07/30	07/25/09	26,987.87
	JRNL00076505	07/09/09	LG	REC SIGNATURE MASTER TRF 7/09	07/25/09		223,998.39
	JRNL00076505	07/09/09	LG	REC SIGNATURE MASTER DEP 7/09	07/25/09	41,087.59
	JRNL00076504	07/02/09	LG	REC SIGNATURE MASTER TRF 7/02	07/25/09		7,597.94
	JRNL00076532	07/10/09	LG	REC SIGNATURE MASTER DEP 7/10	07/25/09	43,310.45
	JRNL00076563	07/03/09	LG	REC SIGNATURE MASTER TRF	07/25/09		119,439.65
	JRNL00076563	07/03/09	LG	REC SIGNATURE MASTER DEP	07/25/09	111,358.82
	JRNL00076532	07/10/09	LG	REC SIGNATURE MASTER TRF 7/10	07/25/09		47,856.31
	JRNL00076486	07/07/09	LG	REC SIGNATURE MASTER DEP	07/25/09	89,083.12
	JRNL00076485	07/06/09	LG	REC SIGNATURE MASTER TRF	07/25/09		1,174.87
	JRNL00076485	07/06/09	LG	REC SIGNATURE MASTER DEP	07/25/09	265,814.69
	JRNL00076486	07/07/09	LG	REC SIGNATURE MASTER TRF	07/25/09		64,280.61
	JRNL00076504	07/02/09	LG	REC SIGNATURE MASTER DEP 7/02	07/25/09	203,119.12
	JRNL00076487	07/08/09	LG	REC SIGNATURE MASTER TRF 7/08	07/25/09		710,409.60
	JRNL00076487	07/08/09	LG	REC SIGNATURE MASTER DEP 7/08	07/25/09	21,074.39
	JRNL00076645	07/15/09	LG	REC SIGNATURE MASTER DEP 07/15	07/25/09	53,841.60
	JRNL00076644	07/14/09	LG	REC SIGNATURE MASTER TRF 07/14	07/25/09		32,037.91
	JRNL00076644	07/14/09	LG	REC SIGNATURE MASTER DEP 07/14	07/25/09	170,807.29
	JRNL00076645	07/15/09	LG	REC SIGNATURE MASTER TRF 07/15	07/25/09		328,870.07
	JRNL00076653	07/17/09	LG	REC SIGNATURE MASTER DEP 07/17	07/25/09	9,622.79
	JRNL00076652	07/16/09	LG	REC SIGNATURE MASTER TRF 07/16	07/25/09		8,684.30
	JRNL00076652	07/16/09	LG	REC SIGNATURE MASTER DEP 07/16	07/25/09	7,894.54
	JRNL00076564	07/01/09	LG	Holland & Knight-May Invoices	07/25/09	24,957.84
	JRNL00076564	07/01/09	LG	REC SIGNATURE MASTER TRF 7/01	07/25/09		335,294.38
	JRNL00076564	07/01/09	LG	REC SIGNATURE MASTER DEP 7/01	07/25/09	392,148.00

TARRAGON CORPORATION
For the Month Ended July 31, 2009
(Continued)

ACCOUNT	BATCH # JE #	INVOICE # CHECK #	REF	DESCRIPTION	DATE	DEBITS	CREDITS	BALANCE

	JRNL00076564	07/01/09	LG	BDO Seidman -May Invoices	07/25/09	36,316.80
	JRNL00076590	07/13/09	LG	REC SIGNATURE MASTER TRF 7/13	07/25/09		58,062.47
	JRNL00076590	07/13/09	LG	REC SIGNATURE MASTER DEP 7/13	07/25/09	78,559.36
	JRNL00076564	07/01/09	LG	COLE, SHOTZ-May Invoices	07/25/09	141,290.54
	JRNL00076726	COLE-073009		COLE, SCHOTZ, MEISEL, FORMAN & LEONARD	07/30/09		162,749.50
	JRNL00076726	BDO-073009		BDO SEIDMAN LLP	07/30/09		91,558.40

X-XXX-XXX83-99				Total TRI Inv Div Fund Level TRI Fund Level		6,428,492.17	5,446,645.06	3,120,544.91

X-XXX-XXX83-99				Total		6,428,492.17	5,446,645.06	3,120,544.91